First Quarter 2023
Operating & Financial Results Conference Call / Webinar

May 9th, 2023
4:30 PM Eastern Time

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements relating to: future events or our future financial performance; the potential advantages of our RADR® platform in identifying drug candidates and patient populations that are likely to respond to a drug candidate; our strategic plans to advance the development of our drug and ADC candidates and antibody drug conjugate (ADC) development program; estimates regarding the development timing for our drug candidates and ADC development program; expectations and estimates regarding clinical trial timing and patient enrollment; our research and development efforts of our internal drug discovery programs and the utilization of our RADR® platform to streamline the drug development process; our intention to leverage artificial intelligence, machine learning and genomic data to streamline and transform the pace, risk and cost of oncology drug discovery and development and to identify patient populations that would likely respond to a drug candidate; estimates regarding patient populations, potential markets and potential market sizes; sales estimates for our drug candidates and our plans to discover and develop drug and ADC candidates and to maximize their commercial potential by advancing such candidates ourselves or in collaboration with others. Any statements that are not statements of historical fact (including, without limitation, statements that use words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "model," "objective," "aim," "upcoming," "should," "will," "would," or the negative of these words or other similar expressions) should be considered forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward-looking statements, such as (i) the impact of the COVID-19 pandemic, (ii) the risk that our research and the research of our collaborators may not be successful, (iii) the risk that none of our product candidates has received FDA marketing approval, and we may not be able to successfully initiate, conduct, or conclude clinical testing for or obtain marketing approval for our product candidates, (iv) the risk that no drug product based on our proprietary RADR® AI platform has received FDA marketing approval or otherwise been incorporated into a commercial product, and (v) those other factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 20, 2023. You may access our Annual Report on Form 10-K for the year ended December 31, 2022 under the investor SEC filings tab of our website at www.lanternpharma.com or on the SEC's website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this presentation represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

Contents

Speakers



Panna Sharma

Chief Executive Officer, President and Director



David Margrave

Chief Financial Officer

Host



Nicole Leber

Investor Relations

Using AI, Lantern is Transforming Drug Discovery Timelines and Cost

Lantern has launched **9 programs** in two years, and is anticipating launching Multiple Phase 1 trials in 2023

Lantern's Drug Development Model

Large Scale/Multi-omics Oncology Data → Proprietary AI platform RADR® → Accelerated timeline and reduced cost

Transforming Early-Stage Discovery & Development

Traditional Model		Lantern's Model
3 – 5 + Years	Reduces **Significant** Time & Cost	**2** Years
$10 – 50 + Million		**$1-5** Million

*"In around **two years**, Lantern has progressed its GBM program from initial RADR® insights, to wet lab validation, to late stage IND enabling studies - significantly cutting typical drug development timelines and cost"*

(Biopharmatrend, 2022)

Sharpening Later-Stage Clinical Trials

Traditional Model		Lantern's Model
6 – 12 + Years	Reduces **Significant** Time & Cost	**3-5** Years
$100 – 500 + Million		**$25-100** Million

*"**AI-driven patient stratification** helps to focus clinical trials with potentially fewer and more select patients, which are more likely to respond, ultimately saving time and money"*

(Panna Sharma)

Lantern's Diverse & Unique AI Driven Pipeline of Drug Programs

Lantern has 14 disclosed and collaborative drug programs including the Phase 2 Harmonic™ trial

Program	Indication		Discovery	Optimization	Preclinical	Pre IND	Phase I	Phase II
LP-300	Non-Small Cell Lung Cancer (NSCLC)							harmonic
LP-100	Homologous Repair Deficient Cancers (In combination with PARPi therapy)							
LP-184	Solid Tumors	Pancreatic Cancer					Orphan Drug Designation	
		Bladder Cancer						
		TNBC						
LP-284	Non-Hodgkin's Lymphomas	Mantle Cell					Orphan Drug Designation	
		Double Hit						
ADC	Select Solid Tumors							

Rescued Drug Candidates — Newly Developed Molecules — Antibody Drug Conjugate

Program	Indication		Discovery	Optimization	Preclinical	Pre IND	Phase I	Phase II
RADR Precision Medicine Platform — RADR® Collaboration	Elraglusib *owned by – Actuate Therapeutics*	Multiple Solid Tumors						
	TTC-352 *owned by- TTC Oncology*	ER+ Breast Cancers						
starlight therapeutics	STAR-001 (LP-184 for CNS and Brain indications only)	Glioblastoma (GBM)					Orphan Drug Designation	
		Brain Mets (Lung, Breast, Skin)						
		ATRT					Orphan Drug & Rare Pediatric Disease Designation	
		Pediatric Brain Cancers						

First Quarter 2023 Highlights

RADR® AI Platform Updates

- Developed industry-leading AI algorithms to predict any compound's BBB permeability
- Breakthrough AI algorithms developed with Actuate Therapeutics to accurately predict patient response
- RADR® continues rapid data growth & advances in functionality; expect to reach 50 bn data points in 2023
- Advancing AI-powered antibody-drug conjugate (ADC) product development roadmap

LP-300 and Harmonic™ Trial

- First patient dosed in March 2023
- Five clinical trial sites activated across twelve locations (NY, CA, IL, OH, TX) and multiple additional sites anticipated
- Actively screening patients for potential trial enrollment
- Launched first-of-their-kind iPhone apps for patients, physicians, and caregivers
- Engaging advocacy groups for increased patient awareness

LP-184 for Solid Tumors

- Filing of the IND application anticipated in early May
- Phase 1 clinical trial anticipated in mid-2023
- Presented poster at AACR annual meeting on the synthetic lethality of LP-184 across multiple cancers
- Exploring combination regimens with other FDA approved agents

LP-284 for Non-Hodgkin's Lymphomas

- Completion of IND enabling studies anticipated mid-2023
- Submission of the IND application and launch of Phase 1 clinical trial targeted for second half of 2023
- Granted composition of matter patent allowance by USPTO

Financial Updates

- $51.5 million of cash, cash equivalents, and marketable securities as of March 31, 2023
- Lantern has operating capital into 2025

RADR® is Lantern's AI and Machine-Learning Platform that Powers Oncology Drug Discovery and Development

RA DR® | Precision Medicine Platform

Response **A**lgorithm for **D**rug Positioning & **R**escue

A proprietary integrated data analytics, experimental biology, oncology-focused, machine-learning-based platform focused on drug development



Precision
Medicine
Platform

Today **25+ Billion** → By the end of 2023 **50+ Billion**

Data points from oncology focused real-world patient and clinical data and preclinical studies

80%+ Prediction Success

130K+ Patient Records

154+ Drug-tumor interactions

200+ Advanced ML Algorithms

RADR®'s Multi-Faceted AI Modules

- **Discover Mechanism of Action of Any Compound or Drug**
- **Identify and Prioritize a Compound's Disease Indications or Subtypes**
- **Determine Optimal Drug Combinations to Improve Therapeutic Potential**
- **Generate Machine Learning-Driven Biomarker Signatures for Clinical Trial Patient Selection**
- **Characterize Specialized Attributes of a Molecule -** Including Predicting Blood Brain Barrier Permeability

RADR® Solves one of the Most Challenging Problems in Brain Cancer Drug Discovery – Predicting any Compound's Blood Brain Barrier Permeability

What is the Blood-Brain-Barrier (BBB)?

Blood-brain-barrier (BBB) is a highly selective border that can prevent drugs from entering brain tissues. The BBB prevents an estimated **98%** of drugs from entering the brain, which presents **a major hurdle** for developing drugs to treat brain and central nervous system (CNS) cancers.

Lantern Developed Industry Leading and Top Ranked AI Algorithms to Predict BBB Permeability of Any Compound

TOP 4 Best performing BBB prediction algorithms by The Therapeutic Commons (TDC)

89-92% Highly accurate BBB permeably predictions

Ultra Fast Prediction generation time in ~1 minute

Scalable Capable of rapidly screening thousands of compounds simultaneously

BBB drug prediction challenge conducted by Therapeutics Data Commons (TDC),

Leaderboard

Rank	Model	Contact	Link	#Params	AUROC ↑
1	Lantern RADR Ensemble	Rick Fontenot	GitHub, Paper	267,439	0.962 ± 0.003
2	Lantern RADR Logistic Regression	Rick Fontenot	GitHub, Paper	456	0.956 ± 0.006
3	Lantern RADR Deep Neural Network	Rick Fontenot	GitHub, Paper	266,881	0.949 ± 0.004
4	Lantern RADR Random Forest	Rick Fontenot	GitHub, Paper	319	0.928 ± 0.002
5	ZairaChem	Gemma Turon	GitHub, Paper	N/A	0.910 ± 0.024

Lantern's AI BBB permeability prediction algorithms were evaluated and scored in the BBB drug prediction challenge conducted by Therapeutics Data Commons (TDC), a coordinated initiative to evaluate AI capabilities across therapeutic modalities and stages of discovery.

RADR®'s Library of Over 200+ Advanced Algorithms Powers its Drug Development Capabilities

Example RADR® Algorithms



Ensemble | Deep Learning | Bayesian Based | Tree Based | Rule Based | Clustering | Others



Supervised Learning
Unsupervised Learning
Regression
Classification
Hybrid
Clustering

Examples

- Predicting drug sensitivity values, e.g. IC50
- Predicting blood brain barrier (BBB) permeability of a compound
- Predicting synergy values by combining compounds
- Identifying patient populations that can be targeted through a MoA
- Stratifying patients as responder, partial-responder, or non-responder
- Biomarker pattern-based patient clustering
- Predicting outcomes for companion diagnostic usage in a clinical trial

- Diversity of algorithms allow us to handle various input data types and solve different biological problems
- Lantern has filed patents for ensemble algorithms in cancer drug development

ADCs are one of the Fastest Growing Drug Segments and can be Developed Faster and More Effectively with AI

What are Antibody Drug Conjugates (ADCs)?

Antibody drug conjugates (ADCs) are highly specific cancer-targeted antibodies linked to potent anti-tumor small molecules and designed for the treatment of cancer


Antibody
Linker
Cytotoxic molecules

High Specificity of Antibodies
+
High Potency of Cytotoxic Molecules
=
Antibody-directed killing of cancer cells, with the potential for **reduced damage** for normal cells

Rapidly growing global ADC market

currently valued at **$4+ billion**

projected value by 2027 **$14+ billion**

RADR® has the potential to assist in advancing ADC drug candidates from the discovery phase to first-in-human clinical trials in approximately **2 years or less** by …

RADR® Precision Medicine Platform

1. **Significantly enhancing the selection of optimal combination ADC components including:** Targeted antibodies, Antibody linkers, and Cytotoxic payloads
2. **Predicting ADC antibody targeting, or immunogenicity**
3. **Determining ADC biomarker signatures to predict patient selection**

The Harmonic™ Trial for Never Smoker Patients with NSCLC

harmonic | **Phase 2**

- Non-Small Cell Lung Cancer
- Never Smokers
- **90** Patients
- Two arm, Open-label, Randomized Trial
- Multi-Site

Major Updates

- **First patient dosed in March 2023**
- Activated 5 sites across 12 different locations in the US:
  - Gabrail Cancer Center
  - Northwest Oncology
  - New York Cancer and Blood Specialists
  - Texas Oncology
  - Cancer and Blood Specialty Clinic


(8 locations)

- Multiple additional patients + sites anticipated to be enrolled in Q2

Additional Value Drivers

① Harmonic™ iPhone App

First of their kind **iPhone apps launched** for the Harmonic™ clinical trial

- The new Harmonic™ trial apps provide physicians, patients, caregivers, and the cancer community with mobile access to up-to date information

② Liquid Biopsies

Trial will collect liquid biopsies and acquire genomic/ transcriptomic data from patients. Will represent one of the largest biomarker studies done on the never-smoker population

Liquid biopsies taken at 4 time points → RADR. → Potential Future Clinical Trial Design & Companion Dx

apple.co/3kYtfql
Download Now

LP-184 has Blockbuster Potential Across Multiple Cancers as a Single Agent or in Combination Therapy



LP-184

Solid Tumors

DDR Deficient Tumors Including:

- Pancreatic Cancer
- Bladder Cancer
- Breast Cancer
- Lung Cancer

$6-7 billion

Global annual market potential

Phase 1 trial in 2023*

Q2 2023	2023
IND application to be filed with the FDA	Phase 1 Trial Launch

**Anticipated Timeline*

World-class collaborators

JOHNS HOPKINS MEDICINE · Danish Cancer Society · NIH NATIONAL CANCER INSTITUTE · FOX CHASE CANCER CENTER TEMPLE HEALTH

Program Highlights

1. **Unique Mechanism of Action:**
   - Synthetic lethality
     - Overexpression of PTGR1
     - Deficiencies in **D**NA **D**amage **R**epair (DDR) pathway
2. **Nanomolar Potency:**
   - Low nanomolar anti-cancer potency, healthy cells largely unaffected at these concentrations
3. **Strong Growing IP Estate:**
   - 10+ issued or pending patents & patent applications
   - Extensive portfolio filings in major global markets
   - Includes applications expiring in 2041 or later, if granted
4. **FDA Orphan Drug Designation**
   - Pancreatic cancer
   - **Increases commercial protection and value**
5. **Actively Exploring Combination Therapies:**
   - FDA Approved Agents – Spironolactone, Olaparib
   - Other modalities - Radiation Therapy

LP-184 Clinical Trial Updates and Design of Phase 1A Trial

LP-184 Phase 1A Clinical Trial Updates & Design

- **Anticipated Phase 1A Clinical Trial Dates**
  - IND application submission – Mid-May 2023
  - Study-start up – Q2 2023
  - 1st patient dosed – Summer 2023
- **Clinical Trial Design**
  - Bayesian optimal interval **(BOIN)** design
  - Anticipated starting dose of 0.015 mg/kg, based off IND enabling studies in dogs.
  - Targeting up to 30-35 patients
  - Future clinical trial sites anticipated at top comprehensive centers in the US:
    - Fox Chase Cancer Center
    - Johns Hopkins
    - Multiple additional sites



Dose Level 1 (n=1)
Dose Level 2 (n=1)
Dose Level 3 (n=1)
Accelerated Cohorts
First Grade 2 Adverse Events (AE) at Dose 4 → Revert to ≧ 3 patient cohorts starting at Dose level 3
Dose Level 3 (n=3-9. BOIN*)
Dose Level 4 (n=3-9, BOIN*)
(As Needed)
Dose Level 8 (n=3-9, BOIN*)
MTD*/ MAD*
*MTD- Maximum tolerated dose
*MAD- Maximum administered dose
Dose Level 8 (n=10 total)
Dose Level 7 (n=10 total)
Recommended Dose Range of LP-184
*BOIN- Bayesian Optimal Interval

LP-284 was Developed from RADR® Insights to Late-Stage IND Enabling Studies in Less Than 2 Years for Non-Hodgkin's Lymphomas



LP-284

LP-284 for non-Hodgkin's B-cell lymphomas

- Mantle Cell Lymphoma
- Double Hit Lymphoma

$1.2 billion
U.S. & Europe
annual market potential

Program Highlights

- LP-284 has nanomolar potency against several aggressive non-Hodgkin's lymphomas (NHL) including mantle cell and double hit
- In-vivo LP-284 can rescue tumors resistant to MCL standard-of-care agents Ibrutinib and Bortezomib
- Enhanced potency when used in combination with other approved agents like Spironolactone
- FDA granted Orphan Drug Designation for mantle cell lymphoma
- Results from preclinical studies have been published at ASH 2021, ASH 2022, and SOHO 2022
- Received notice of allowance from the USPTO for the composition of matter patent, no. 17/192,838, covering the molecule LP-284

Phase 1 Trial Launch in 2023*

Q2 2023	Q3 2023	2023
Complete IND enabling studies and file IND application with the FDA		Phase 1 Trial Launch

**Anticipated Timeline*

Presented Multiple Posters at the AACR Annual Meeting 2023

Posters highlighted RADR® advancements for patient response prediction and LP-184's synthetic lethality MoA



American Association for Cancer Research

LP-184, an acylfulvene class small molecule therapeutic, is synthetically lethal in DNA damage repair deficient cancers

Aditya Kulkarni, Jianli Zhou, Umesh Kathad, Drew Sturtevant, Neha Biyani Kishor Bhatia, Partha Banerjee, Panna Sharma

Click the image to view the full poster


Elraglusib (9-ING-41) response prediction and mechanistic discovery using iterative machine learning
ACTUATE THERAPEUTICS

American Association for Cancer Research

Elraglusib (9-ING-41) response prediction and mechanistic discovery using iterative machine learning

Joseph McDermott, Taylor Weiskittel, Daniel Billadeau, Benedito Carneiro, Hu Li, Andrew Mazar

Click the image to view the full poster

Financial Updates Q1 2023

Solid financial position and capital efficiency fuel continued growth and give Lantern cash runway into 2025

Summary Results of Operations

	Three Months Ended March 31, (unaudited) 2023		2022	
Operating expenses:				
General and administrative	$	1,733,321	$	1,406,160
Research and development		2,552,947		2,660,237
Total operating expenses		4,286,268		4,066,397
Loss from operations		(4,286,268)		(4,066,397)
Interest + Other income, net		418,503		(55,377)
NET LOSS	$	(3,867,765)	$	(4,121,774)
Net loss per common share, basic and diluted	$	(0.36)	$	(0.38)
Weighted Avg. Common Shares Outstanding - Basic and Diluted		10,857,040		10,875,777

Balance Sheet Highlights & Summary

	03/31/2023 (unaudited)	12/31/2022
Cash, Cash Equivalents & Marketable Securities	$51,540,051	$55,196,085
Prepaid Expenses & Other Current Assets	$3,086,331	$2,985,472
Total Assets	$55,509,317	$58,836,321
Total Liabilities	$2,933,819	$2,798,297
Total Stockholders' Equity	$52,575,498	$56,038,024

"*We believe our solid financial position will fuel continued growth and evolution of our RADR® AI platform, accelerate the development of our portfolio of targeted oncology drug candidates and allow us to introduce additional targeted product and collaboration opportunities in a capital efficient manner.*"

2023 Objectives

A **Transformational** year for Lantern

- Advance enrollment of **The Harmonic™ Trial** & increase patient/clinician awareness
- Launch clinical trials for LP-184 and LP-284
- Progress LP-184 (STAR-001) towards Ph. 1 / 2 pediatric clinical trial, including ATRT
- Advance ADC preclinical development to support future Phase 1 launch and/or partnership
- Explore combinations for LP-100, LP-184, LP-284, and LP-300 with other existing approved drugs
- Expand RADR® AI platform to 50 billion datapoints
- Establish additional RADR® based collaborations with companies and research partners
- Explore licensing and partnership opportunities with biopharma companies
- Continue disciplined fiscal management

Lantern Pharma®

Nasdaq: LTRN

IR Contact:
IR@lanternpharma.com
1-972-277-1136

www.lanternpharma.com

@LanternPharma

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